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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report
(Date of earliest event reported):            September 30, 2008
                                              ------------------

                        Omagine, Inc.
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    (Exact name of registrant as specified in its charter)


   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
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    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the
     Securities Act;
[ ]  Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.
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Item 7.01 Regulation FD Disclosure
-----------------------------------

Omagine, Inc. ("OMAG" or the "Company") is providing the following statement from the Company's President, Mr. Frank J.
Drohan, to clarify its present plans and to update its shareholders regarding the status of its proposed Omagine
Project in Oman:


"We have been in touch with Government officials over the past month and have just returned to Oman. The EID holiday begins tomorrow and the Government will return to work on October 6. Our attorneys met with the Government's attorneys yesterday and we expect the DA to be signed in accordance with the timetable previously disclosed. Specifically, 'all parties - including the Omani Shareholders - are desirous of signing the Development Agreement as soon as possible'.

We recognize, acknowledge and sympathize with shareholders' frustration with the extended negotiation 'process' -- but wish to remind all shareholders that (i) it is not a trivial task for an OTCBB company to close a multi-billion dollar game-changing deal; on the contrary, it is a difficult, deliberative process requiring the correct mixture of push and patience, (ii) management is not unfamiliar with the region and its business culture and practices, and (iii) our anticipated success is expected to bring substantial rewards - which coincidently are expected to occur at a time when markets are otherwise in turmoil.

In the past few days management has consulted with its local Omani bankers and partners and the present financial market turmoil is expected to marginally increase the cost of borrowing locally but otherwise have little impact on the Omagine project. Liquidity of banks and financial institutions in Oman and the Gulf region remains high".


Forward-Looking Statements
--------------------------

Some of the information contained in this Report may constitute forward-looking statements or statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
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forward-looking statements are based on current expectations and projections about future events. The words "estimate", "plan", "intend", "expect", "anticipate" and similar expressions are intended to identify forward-looking statements which involve, and are subject to, known and unknown risks, uncertainties and other factors which could cause the Company's actual results, financial or operating performance or achievements to differ from future results, financial or operating performance, or achievements expressed or implied by such forward-looking statements. Projections and assumptions contained and expressed herein were reasonably based on information available to the Company at the time so furnished and as of the date of this filing. All such projections and assumptions are subject to significant uncertainties and contingencies, many of which are beyond the Company's control and no assurance can be given that the projections will be realized. Potential investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 30, 2008

                                      Omagine, Inc.
                              ---------------------------------
                                      (Registrant)


                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer